Exhibit 23.3




                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Webster Financial Corporation


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the joint prospectus/proxy statement.

                                                      /s/ KPMG LLP
                                                      --------------------------
                                                          KPMG LLP


Hartford, Connecticut
March 24, 2000